DELAWARE GROUP ADVISER FUNDS

Delaware Diversified Income Fund

Supplement to the Fund's
Institutional Class Prospectus
dated December 31, 2002

The following replaces the first sentence on page 20 of the Prospectus under "Dividends, distributions and taxes":

Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid annually.

This supplement is dated June 16, 2003.